EXHIBIT 32

CERTIFICATION OF

CHIEF EXECUTIVE OFFICER, CHIEF FINANCIAL OFFICER

AND

CHIEF OPERATING OFFICER

PURSUANT TO 18 U.S.C. 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Richard J. Heckmann, Chairman and Chief Executive Officer of K2 Inc., certify that, to the best of my knowledge, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report on Form 10-K of K2 Inc. for the fiscal year ended December 31, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report on Form 10-K fairly presents, in all material respects, the financial condition and results of operations of K2 Inc.

Date: March 16, 2005	/s/ RICHARD J. HECKMANN
Richard J. Heckmann
Chairman and Chief Executive Officer

I, Dudley W. Mendenhall, Senior Vice President and Chief Financial Officer of K2 Inc., certify that, to the best of my knowledge, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report on Form 10-K of K2 Inc. for the fiscal year ended December 31, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report on Form 10-K fairly presents, in all material respects, the financial condition and results of operations of K2 Inc.

Date: March 16, 2005	/s/ DUDLEY W. MENDENHALL
Dudley W. Mendenhall
Senior Vice President and Chief Financial Officer

I, J. Wayne Merck, President and Chief Operating Officer of K2 Inc., certify that, to the best of my knowledge, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report on Form 10-K of K2 Inc. for the fiscal year ended December 31, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report on Form 10-K fairly presents, in all material respects, the financial condition and results of operations of K2 Inc.

Date: March 16, 2005	/s/ J. WAYNE MERCK
J. Wayne Merck
President and Chief Operating Officer

This certification accompanies this Report on Form 10-K pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by such Act, be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1934, as amended, or the Exchange Act, except to the extent that the Company specifically incorporates it by reference.

A signed original of this written statement required by Section 906 has been provided to K2 Inc. and will be retained by K2 Inc. and furnished to the Securities and Exchange Commission or its staff upon request.